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                                                                 EXHIBIT 10.4

                         INTERACTIVE INTELLIGENCE, INC.
                      OUTSIDE DIRECTORS STOCK OPTION PLAN

          1. PLAN PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging increased Common Stock ownership by members of the Board who are not employees of the Company or any of its Subsidiaries, in order to promote long-term stockholder value through the directors' continuing ownership of the Common Stock.

          2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth below.

     "Board" means the Board of Directors of the Company, as it may from time to time be constituted.

     "Company" means Interactive Intelligence, Inc., and any successor by merger or consolidation.

     "Eligible Director" means a member of the Board who is not at the time of receipt of an Option an employee of the Company or any of its Subsidiaries.

     "Grantee" means an Eligible Director who has been granted an Option.

     "Market Value" means the last sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the principal exchange on which the Shares are listed for trading, or if the Shares are not listed for trading on any exchange, on the NASDAQ National Market System or any similar system then in use, or, if the Shares are not listed on the NASDAQ National Market System, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by NASDAQ or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Board shall determine.

     "Option" means a non-qualified option to purchase Shares.

     "Plan" means the Interactive Intelligence, Inc. Outside Directors Stock Option Plan, as set forth herein and as amended from time to time.

     "Reorganization" has the meaning ascribed thereto in Section 8 hereof.

     "Shares" means shares of the common stock, $.01 par value, of the Company, or in the singular means one of the Shares.


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     "Subsidiary" means any corporation at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

          3. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreements embodying Options. The Board shall, subject to the provisions of the Plan, grant Options pursuant to the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive.

          4. PARTICIPATION. Each Eligible Director shall be eligible to receive Option grants in accordance with Sections 6, 7, 8 and 9 herein.

          5. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of Section 8 herein, the maximum number of Shares with respect to which Options may be granted under the Plan is 100,000 Shares. The Shares with respect to which grants may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. With respect to any Option which terminates or is surrendered for cancellation, new grants may be made under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

          6. GRANTS UNDER PLAN. Options may be granted under the Plan, subject to the terms, conditions and restrictions specified in Sections 7, 8 and 9 herein. Shares of Common Stock that are the subject of an Option but not purchased prior the expiration of the term of the Option, shall thereafter be considered unissued for purposes of the maximum number of Shares that may be issued under the Plan, and may again be the subject of Option grants under the Plan. If at any time, the Shares remaining available for Option grants are not sufficient to make all Option grants then required to be made under the Plan, no Option grants shall be made. An Eligible Director to whom an Option is provided to be granted or is granted under the Plan (and any person succeeding to such an Eligible Director's right pursuant to the Plan), shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Option until such Option is exercised. Except as provided in Sections 8 and 9 herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date an Option is exercised. Except as expressly provided for in the Plan, no Eligible Director or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company.

          7. OPTION GRANTS. On June 1 of each year, commencing June 1, 2000, each Eligible Director on such date shall be automatically granted an Option to purchase 1,000 Shares

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(subject to adjustment as provided in Section 8).  Each Option shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions and such additional terms and conditions not inconsistent with the Plan as may from time to time be prescribed by the Board.

          (a) The Option exercise price per share shall be equal to the Market Value of one Share on the date the Option is granted.

          (b) The Option shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

          (c) The Option shall not be exercisable before the expiration of six months from the date it is granted or after the expiration of ten years from the date it is granted.

          (d) Payment of the Option exercise price shall be made at the time the Option is exercised, and shall be made in United States dollars by cash or check or other form of consideration acceptable to the Board.

          (e) An Option shall not be exercisable unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, in continuous service on the Board, except that

                (i) if any Grantee of an Option shall die or become permanently disabled or shall retire with the consent of the Board, holding an Option that has not expired and has not been fully exercised, he or his executor, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such event (but in no event after the Option has expired under the provisions of paragraph 7(c)), exercise the Option with respect to any Shares as to which the Grantee could have exercised the Option at the time of his death, disability, or retirement; or

               (ii) if a Grantee shall cease to serve as a director of the Company for any reason other than those set forth in 7(e)(i) above, while holding an Option that has not expired and has not been fully exercised, the Grantee, at any time within three months of the date he ceased to be such an Eligible Director (but in no event after the Option has expired under the provisions of paragraph 7(c)), may exercise the Option with respect to any Shares as to which he could have exercised the Option on the date he ceased to be such an Eligible Director.

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          (f)  Each Grantee shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares as to which an Option is being exercised.

          8. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event ("Reorganization"), the number or kind of Shares that may be issued under the Plan pursuant to Sections 6 and 7 herein, the number or kind of Shares subject to any outstanding Option, and the Option price per Share under any outstanding Option, shall be automatically adjusted so that the proportionate interest of the Eligible Directors or of the Grantee shall be maintained as before the occurrence of such event. Any adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per Share. Any adjustment permitted by this Section 8 shall be conclusive and binding for all purposes of the Plan. The Board's determination in this respect shall be final and conclusive.

          9. EFFECT OF REORGANIZATION. Awards will be affected by a Reorganization as follows:

     (a) If the Reorganization is a dissolution or liquidation of the Company then each outstanding Option shall terminate, but each Grantee shall have the right, immediately prior to such dissolution or liquidation to exercise his Option in full, notwithstanding the provisions of Section 7(c), and the Company shall notify each Grantee of such right within a reasonable period of time prior to any such dissolution or liquidation.

     (b) If the Reorganization is a merger or consolidation, each Grantee shall be entitled, upon exercise of his Option in accordance with all of the terms and conditions of the Plan (other than the provisions of Section 7(c) which shall not apply in such circumstances), to receive in lieu of Shares, shares of such stock or other securities or consideration as the holders of Shares shall be entitled to receive pursuant to the terms of the Reorganization.

     (c) The adjustments contained in this Section 9 and the manner of application of such provisions shall be determined solely by the Board.

          10. MISCELLANEOUS PROVISIONS. (a) An Eligible Director's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except, in the event of a Grantee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.

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          (b) If the Shares that are the subject of an Option are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, the Grantee, if the Board shall deem it advisable, may be required to represent and agree in writing (i) that any Shares acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an exemption from registration under said Act and (ii) that such Grantee is acquiring such Shares for his own account and not with a view to the distribution thereof. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws. No person shall have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Option until, after proper exercise of the Option or other action as may be required by the Board in its discretion, such Shares shall have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Grantee. Upon exercise of the Option or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares to the Grantee, and the Grantee will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company's official shareholder records (or the records of its transfer agents or registrars), except as provided herein.

          (c) By accepting any Options under the Plan, each Grantee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of and consent to, the terms and conditions of the Plan and any action taken under the Plan by the Company or the Board.

          11. AMENDMENT. The Board may at any time and from time to time and in any respect amend or modify this Plan; provided, however, that any amendments requiring shareholder approval under any applicable rule of the Securities and Exchange Commission, any stock exchange, NASDAQ National Market System or other regulatory body shall be subject to approval by the shareholders of the Company in the manner required by such rule.

          12. TERMINATION. The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) Upon the adoption of a resolution of the Board terminating the Plan; or

          (b) Upon the award or the purchase upon exercise of Options of all the Shares provided to be the subject of Options under Sections 6 and 7, as adjusted pursuant to Section 8.

No termination of the Plan shall materially and adversely affect any of the rights or obligations of any Grantee, without his consent, under any Option theretofore granted under the Plan.

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          13.  EFFECTIVE DATE.  The Plan shall be effective upon its approval by the holders of at least a majority of the outstanding Shares at a meeting at which approval of the Plan is considered and shall continue in effect until terminated under Section 12 hereof.


                         Adopted by the Board of Directors of
                         Interactive Intelligence, Inc. as of April 14, 1999

                         Adopted by the Shareholders of
                         Interactive Intelligence, Inc. on April 16, 1999

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